UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On February 8, 2019, Ditech Holding Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”), including Ditech Financial LLC (“Ditech Financial”) and Reverse Mortgage Solutions, Inc. (“RMS”), entered into a Restructuring Support Agreement (including the Restructuring Term Sheet attached thereto, the “RSA”) with lenders (collectively, the “Consenting Term Lenders”) holding, as of February 11, 2019, more than 75% of the loans and commitments outstanding (the “Term Loans”) under that certain Second Amended and Restated Credit Agreement, dated as of February 9, 2018, by and among the Company, as borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the meaning set forth in the RSA.

Pursuant to the RSA, the Consenting Term Lenders and the Debtors have agreed to the principal terms of a financial restructuring (the “Restructuring”) of the Company, which, as described further below, will be implemented through a prearranged plan of reorganization under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and which provides for the restructuring of the indebtedness of the Company through a recapitalization transaction that is expected to reduce gross corporate debt by over $800 million and provide the reorganized Company with an appropriately sized working capital facility upon emergence (the “Reorganization Transaction”).

The RSA also provides for the continuation of the Company’s prepetition review of strategic alternatives (the “Marketing Process”), whereby, as a potential alternative to the implementation of a Reorganization Transaction, any and all bids for the Company or its assets will be evaluated as a precursor to confirmation of any chapter 11 plan of reorganization.

The Marketing Process will provide a public and comprehensive forum in which the Debtors will seek bids or proposals for three types of potential transactions, as described below. If a bid or proposal is received representing higher or better value than the Reorganization Transaction, it will either be incorporated into the Reorganization Transaction or pursued as an alternative to the Reorganization Transaction in consultation with the Consenting Term Lenders and subject to the RSA. The date on which a plan of reorganization (the “Plan”) is consummated is herein and in the RSA referred to as the “Effective Date.”

The three types of transactions for which bids will be solicited are:

•	a “Sale Transaction” meaning, a sale of substantially all of the Company’s assets, as provided in the RSA;

•

an “Asset Sale Transaction” meaning, the sale of a portion of the Company’s assets other than a Sale Transaction consummated prior to Effective Date; provided such sale shall only be conducted with the consent of the Requisite Term Lenders; and

•

a “Master Servicing Transaction” meaning, as part of a Reorganization Transaction to the extent the terms thereof are acceptable to the Requisite Term Lenders, entry by the Company into an agreement or agreements with an approved subservicer or subservicers (the “New Subservicer”) whereby, following the Effective Date, all or substantially all of the Company’s mortgage servicing rights are subserviced by the New Subservicer.

The RSA presently contemplates the following treatment for certain key classes of creditors under the Reorganization Transaction:

•	DIP Warehouse Facility Claims. On the Effective Date, the holders of DIP Warehouse Facility Claims will be paid in full in cash;

•

Term Loan Claims. On the Effective Date, the holders of Term Loan Claims will receive their pro rata share of new term loans under an amended and restated credit facility agreement in the aggregate principal amount of $400 million, and 100% of the Company’s new common stock, which will be privately held;

•	Second Lien Notes Claims. On the Effective Date, the holders of the Company’s 9.00% Second Lien Senior Subordinated PIK Toggle Notes due 2024 (“Senior Notes”) will not receive any distribution;

•

Go-Forward Trade Claims. On the Effective Date, holders of all Go-Forward Trade Claims (i.e., trade creditors identified by the Company (with the consent of the Requisite Term Lenders (as defined in the RSA)) as being integral to and necessary for the ongoing operations of New Ditech) will receive a distribution in cash in an amount equaling a certain percentage of their claim, subject to an aggregate cap; and

•	Existing Equity Interests. On the Effective Date, holders of the Company’s existing equity will have their claims extinguished.

If the Debtors proceed to confirmation of a Sale Transaction, the Debtors will distribute proceeds of such transaction in accordance with the priority scheme under the Bankruptcy Code.

Under the RSA, within five (5) business days following the earlier of (a) the conclusion of the Marketing Process and (b) 95 days after the Commencement Date (defined in the RSA as the date the Debtors commence the Chapter 11 Cases (as defined below)) (the earliest such date, the “Election Date”), holders of at least 66 2/3% in aggregate principal amount outstanding of the Term Loans (the “Electing Term Lenders”) may deliver a notice (the “Election Notice”) to the Company stating that the Electing Term Lenders wish to consummate a transaction (the “Elected Transaction”), as follows: (i) Reorganization Transaction, or (ii) Master Servicing Transaction (as part of a Reorganization Transaction), or (iii) Sale Transaction, and, if applicable, (iv) in connection and together with an election of (i), (ii), or (iii), any Asset Sale Transaction(s), provided that inclusion of any Asset Sale Transaction(s) is not incompatible with successful consummation of the elected transaction in (i), (ii) or (iii). If the Debtors do not proceed with the Elected Transaction, the Consenting Term Lenders can terminate the RSA.

The RSA obligates the Debtors and the Consenting Term Lenders to, among other things, use commercially reasonable efforts to support and not interfere with consummation of the Restructuring, and as to the Consenting Term Lenders, vote to accept the Plan subject to the receipt of solicitation materials in accordance with section 1125(g) and 1126 of the Bankruptcy Code. The RSA may be terminated upon the occurrence of certain events, including, among other requirements, the failure to meet specified milestones relating to the filing, confirmation and consummation of the Plan, and in the event of certain breaches by the parties under the RSA. Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the RSA, there can be no assurance that the Company will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA, on different terms, or at all.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Any new securities to be issued pursuant to the Restructuring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Commitment Letter

On February 8, 2019, the Company, as guarantor, along with its wholly-owned subsidiaries Ditech Financial and RMS, entered into a commitment letter (“Commitment Letter”) with Barclays Bank PLC (“Barclays”) as Administrative Agent and as Buyer and Nomura Corporate Funding Americas, LLC as Buyer (together with Barclays, the “ DIP Lenders”), regarding the terms of certain master warehouse refinancing facilities (the “DIP Facilities”), which, if approved by the Court (as defined below), will provide the Company up to $1.9 billion in available warehouse financing. Proceeds of the DIP Facilities are intended to refinance RMS’s and Ditech Financial’s existing warehouse and servicer advance facilities and to fund Ditech Financial’s and RMS’ continued business operations, providing the necessary liquidity to the Debtors to implement the Restructuring.

Specifically, under the DIP Facilities (i) up to $650 million will be available to fund Ditech Financial’s origination business, (ii) up to $1.0 billion will be available to RMS, and (iii) up to $250 million will be available to finance the advance receivables related to Ditech Financial’s servicing activities. In addition, the lenders under the DIP Facilities have agreed to provide Ditech Financial, through the pendency of the Chapter 11 Cases, up to $1.9 billion in trading capacity for Ditech Financial to hedge its interest rate exposure with respect to the loans in Ditech Financial’s loan origination pipeline.

The entry into the DIP Facilities will be subject to certain conditions precedent, including: (a) Ditech Financial’s and RMS’ continued status as an approved issuer and servicer with the GSEs and/or Ginnie Mae, as applicable; (b) no material disruption of claim payments on FHA insured loans; and (c) the entry by the Court of an interim order approving the DIP Facilities of the Company. The DIP Facilities will contain customary representations and warranties, covenants, and events of default, including compliance with milestones and restrictions on any asset sales outside of the ordinary course of business unless the DIP Facilities are paid in full in cash.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Forbearance Agreements

On February 8, 2019, the Company and, as applicable, certain of its subsidiaries, entered into forbearance agreements (each a “Forbearance Agreement” and collectively the “Forbearance Agreements”) with (i) certain lenders holding greater than 50% of the sum of (a) the loans outstanding, (b) letter of credit exposure and (c) unused Commitments under the Credit Agreement at such time and the administrative agent and collateral agent under the Credit Agreement (collectively, the “Credit Agreement Forbearing Parties”), (ii) the requisite buyers and variable funding noteholders, as applicable, under the Warehouse Facility Agreements (collectively, the “Warehouse Lenders”) and (iii) Nomura Securities International, Inc. (“Nomura”), as hedge counterparty under that certain Master Securities Forward Transaction Agreement, dated as of May 20, 2013, between Nomura and Ditech Financial.

Pursuant to the Forbearance Agreements, subject to certain terms and conditions, the Credit Agreement Forbearing Parties, Warehouse Lenders and Nomura have agreed to temporarily forbear from the exercise of any rights or remedies they may have in respect of certain existing and anticipated events of default or other defaults or events of default arising out of or in connection therewith. The Forbearance Agreements terminate on February 11, 2019, unless certain specified circumstances cause an earlier termination.

The above descriptions of the terms of the Forbearance Agreements do not purport to be complete and are qualified in their entirety by the full text of the Forbearance Agreements, which are attached as exhibits hereto and are incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

On February 11, 2019, as contemplated by the RSA, the Debtors filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). Consistent with the RSA, the Debtors intend to file a proposed Plan with the Court within 15 days of commencing the Chapter 11 Cases and will seek to emerge from chapter 11 on an expedited timeframe. The Chapter 11 Cases are being administered under the caption In re Ditech Holding Corporation (Case No. 19-10412). The Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code. The Debtors intend to continue to operate their businesses in the ordinary course during the pendency of the Chapter 11 Cases. To assure ordinary course operations, the Debtors are seeking approval from the Court for a variety of “first day” motions seeking various relief, authorizing the Debtors to maintain their operations in the ordinary course. Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s claims agent, Epiq, at http://dm.epiq11.com/Ditech.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 triggers an event of default, or, with respect to the Variable Funding Notes (as defined below), an early amortization event, that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•

Indenture for the 9.00% Second Lien Senior Subordinated PIK Toggle Notes due 2024 dated as of February 9, 2018 among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee, with respect to an aggregate outstanding principal amount of $253.9 of Second Lien Notes, plus accrued and unpaid interest thereon;

•

Second Amended and Restated Credit Agreement, dated as of February 9, 2018 (as amended or otherwise modified from time to time), by and among the Company, as borrower, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, with respect to an aggregate outstanding principal amount of $961.4 million, plus accrued and unpaid interest thereon;

•

Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016, among Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent on behalf of Buyers, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands branch, Alpine Securitization LTD, Barclays Bank PLC, other Buyers from time to time and Ditech;

•

Second Amended & Restated Master Repurchase Agreement, dated February 21 November 30, 2017 but effective as of the Amendment Effective Date, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, acting through its Cayman Islands Branch, Alpine Securitization LTD, Barclays Bank PLC, other Buyers from time to time, RMS, and RMS REO CS, LLC and RMS REO BRC, LLC;

•	Master Repurchase Agreement, dated as of April 23, 2018, between Barclays Bank PLC, as purchaser and agent, and RMS, as seller;

•

Series 2018-VF1 Variable Funding Notes issued pursuant to that certain Indenture, dated as of February 9, 2018, and effective as of February 12, 2018, among Ditech Agency Advance Trust, as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Ditech Financial LLC, as servicer and as administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Agency Facility Variable Funding Notes”);

•

Series 2018-VF1 Variable Funding Notes issued pursuant to that certain Indenture, dated as of February 9, 2018, and effective as of February 12, 2018, among Ditech PLS Advance Trust II, as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Ditech Financial LLC, as servicer and as administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “PLS Facility Variable Funding Notes” and together with the Agency Facility Variable Funding Notes, the “Variable Funding Notes”).

The filing of the Bankruptcy Petitions described in Item 1.03 also triggers the liquidation preference of the Company’s convertible preferred stock.

The Debt Instruments provide that as a result of the commencement of the Chapter 11 Cases, the principal and accrued interest due, and in the case of the Senior Notes, premium, if any, thereunder shall be immediately due and payable, or with respect to the Variable Funding Notes, would require an accelerated rate of repayment (without giving effect to any forbearance from the required noteholders). Any efforts to enforce such payment obligations under the Debt Instruments against the Debtors are automatically stayed by section 362(a) of the Bankruptcy Code as a result of the filing of the Bankruptcy Petition, and the holders’ rights of enforcement in respect of the Debt Instruments against the Debtor are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

On February 11, 2019, the Company issued a press release announcing the signing of the RSA and the filing of the Chapter 11 Cases. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,”

“plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the terms of and potential transactions contemplated by the RSA; the Chapter 11 Cases and Restructuring; the Commitment Letter and the DIP Facilities; the Company’s Debt Instruments and the Forbearances; and management’s strategy, plans, opportunities, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed Restructuring include: the ability of the Company to comply with the terms of the RSA and DIP financing, including completing various stages of the Restructuring within the dates specified by the RSA and DIP financing; the ability of the Company to obtain requisite support for the Restructuring from various stakeholders; the ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to the business of one or more of its primary operating or other subsidiaries; and the effects of disruption from the proposed Restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description

10.1	Restructuring Support Agreement, dated as of February 8, 2019, by and among the Debtors and the Consenting Term Lenders.

10.2	Commitment Letter, dated as of February 8, 2019.

10.3	Forbearance Agreement, dated February 8, 2019, by and among the Company and the Credit Agreement Forbearing Parties

10.4	Forbearance Agreement, dated February 8, 2019, by and among the Company and certain of its subsidiaries and the Warehouse Lenders

10.5	Forbearance Agreement, Dated February 8, 2019, by and among Ditech Financial and Nomura Securities International, Inc.

99.1	Press Release dated February 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: February 11, 2019	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary